                                                                    Exhibit 23.6

                               ENGINEER'S CONSENT

          We consent to the reference to our appraisal report for Devon Energy Corporation as of years ended December 31, 1996, 1997 and 1998, incororated herein by reference.


                                        AMH GROUP LTD.

                                        /s/ A.K. Ashton
                                        ----------------------------------------
                                            A.K. Ashton
                                            President


August 13, 1999